Exhibit 99.2

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A Strong Combined Management Team

From NYSE
From Archipelago
Chairman
Marshall Carter
Chief Regulatory Officer
Richard Ketchum
Office of the CEO
CEO
John Thain
Co-Pres & COO
Robert Britz
Co-Pres & COO
Gerald Putnam
Co-Pres & COO
Catherine Kinney
CFO
Nelson Chai
Strategy & Product Dev.
Amy Butte
CTO
Roger Burkhardt
Pres, ArcaEx
Michael Cormack
CTO, ArcaEx
Steve Rubinow
General Counsel
Kevin O'Hara
Richard Bernard

6

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New NYSE will be a Global Competitor

2004 Net Revenues[1] ($ in millions)

$2,024
$1,419
$1,136
$1,076
$490
$460
$343
$231
Deutsche Börse
Pro Forma[3]
Euronext
NYSE
Nasdaq
LSE
Archipelago
TSX

	Deutsche Börse	Pro Forma	Euronext	NYSE	Nasdaq	LSE	Archipelago	TSX
Market Cap[2]	$8,711		$4,275		$879	$2,191	$807	$1,685

12

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Diversified Revenue Mix

2004

NYSE

Regulatory
Fees
10.6%
Interest
Income &
Other
9.2%
Transaction
Revenue
14.3%
Listings
Fees
29.8%
Data
Processing
Fees
20.5%
Market Data
Fees
15.6%

$1,076mm

Archipelago

Market Data
Fees
16.5%
Interest
Income &
Other
0.9%
Transaction
Revenue
82.6%

$343mm

Pro-Forma

Interest Income
& Other
7.2%
Regulatory
Fees
8.0%
Transaction
Revenue
30.8%
Listings
Fees
22.6%
Data
Processing
Fees
15.6%
Market Data
Fees
15.8%

$1,419mm

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Exchanges by Operating Margin

2004 Operating Margin[1]

52.8%
52.2%
51.5%
50.1%
48.3%
41.2%
36.4%
34.7%
29.6%
22.4%
22.1%
3.4%
2.9%
Singapore Exchange
Hong Kong Exchange
TSX
CME
Australian Exchange
ISE
LSE
Deutsche Börse
Euronext
OM Gruppen
Archipelago
NYSE
Nasdaq

18

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Filed by Archipelago Holdings, Inc. Pursuant to Rule 425 under the Securities Act of 1933 and deemed filed pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Companies:

Archipelago Holdings, Inc.

(Commission File No. 001-32274)

The New York Stock Exchange, Inc.

[LOGO]

Market for the Future

April 20, 2005

Important Merger Information

•              In connection with the proposed merger of Archipelago Holdings and the New York Stock Exchange, the parties intend to file relevant materials with the SEC, including a joint proxy statement/prospectus regarding the proposed transaction. Such documents, however, are not currently available. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Archipelago and NYSE without charge, at the SEC’s website (http://www.sec.gov) once such documents are filed with the SEC. Copies of the joint proxy statement/prospectus will also be available, without charge, once they are filed with the SEC by directing a request to Archipelago, Attention: Investor Relations, at 100 South Wacker Drive, Suite 1800, Chicago, Illinois 60606 or calling
(888) 514-7284, or by directing a request to NYSE, Attention: Office of the Corporate Secretary, 11 Wall Street, New York, New York 10005 or calling (212) 656-2061.

•              Archipelago, NYSE and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Archipelago shareholders in respect of the proposed transaction. Information regarding Archipelago’s directors and executive officers is available in Archipelago’s proxy statement for its 2005 annual meeting of stockholders, dated March 31, 2005. Additional information regarding the interests of such potential participants will be included in the joint proxy statement/prospectus and the other relevant documents filed with the SEC when they become available.

•              This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

•              Certain statements in this presentation and its attachments may contain forward-looking information regarding Archipelago Holdings, the New York Stock Exchange and the combined company after the completion of the transactions that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, the benefits of the business combination transaction involving Archipelago and NYSE, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Archipelago’s and NYSE’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

•              The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to obtain governmental approvals of the transaction on the proposed terms and schedule; the failure of Archipelago shareholders or NYSE members to approve the transaction; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; competition and its effect on pricing, spending, third-party relationships and revenues; social and political conditions such as war, political unrest or terrorism; general economic conditions and normal business uncertainty. Additional risks and factors are identified in Archipelago’s filings with the Securities Exchange Commission, including its Report on Form 10-K for the fiscal year ending December 31, 2004 which is available on Archipelago’s website at http://www.Archipelago.com.

•              You should not place undue reliance on forward-looking statements, which speak only as of the date of this presentation. Except for any obligation to disclose material information under the Federal securities laws, Archipelago undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date of this press release.

Creating a Market for the Future

The Vision

•      Combine best features of the NYSE auction model with Archipelago’s leading technology

•      Combined organization will have

•      Entrepreneurial management

•      A disciplined approach to cost/capital

•      A culture of efficiency and innovation

The New Company

•      The world’s preeminent market

•      A globally competitive multi-product exchange

•      Leading positions in Listed, OTC and ETF securities

•      Growth platform for

•      Trading of derivatives, bonds and other new products

•      Expansion of listings opportunity

•      Expansion of market data products

•      An independent regulatory function within a non-public, not-for-profit entity

•      Focus on customer service and shareholder value

•      Minimum expense savings of $100 million in 2005/06E and an incremental $100 million in 2007E

Transaction Summary

Transaction Structure

•      “Stock for membership” merger

Relative Valuation

•      NYSE seatholders to receive 70% of equity

•      Archipelago shareholders to receive 30% of equity

Consideration

•      NYSE members will receive a combination of cash and stock in new entity in return for their membership interests and trading rights

•      Cash distribution amount will be approximately $400 million

•      Archipelago shareholders to receive stock in new entity

Approvals

•      Approval by regulators, shareholders, seatholders required

Closing

•      Transaction expected to close in Q4 2005 – Q1 2006

A Strong Combined Management Team

Chairman
Marshall Carter

Chief Regulatory
Officer
Richard Ketchum

Office of the CEO

CEO
John Thain

		Co-Pres	Co-Pres	Co-Pres
		& COO	& COO	& COO
		Robert	Gerald	Catherine
		Britz	Putnam	Kinney

	Strategy &	CTO	Pres, ArcaEx		General Counsel
CFO	Product Dev.	Roger	Michael	CTO, ArcaEx	Kevin	Richard
Nelson Chai	Amy Butte	Burkhardt	Cormack	Steve Rubinow	O’Hara	Bernard

NYSE’s Goals

Accomplished by Merger
1. Establish a pathway to growth	☒
• High speed, low cost platform for options, ETFs and fixed income	☒
• Diversify revenues	☒
2. Stimulate innovation	☒
• Entrepreneurial, innovative management team	☒
3. Enhance global competitiveness	☒
• Compete with US and global players	☒

Preeminent Global Exchange

Archipelago’s Goals

Accomplished by Merger
1. Diversify revenue streams
• Add new products	☒
• Increase share in listed trading	☒
• Develop listings venue	☒
2. Enhance brand	☒
3. Become preeminent U.S. exchange	☒
4. Generate shareholder value	☒

Preeminent Global Exchange

Compelling Benefits for All Constituents

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•      Stronger and broader platform benefits trading community

•      Multi-product, extended hours, greater efficiency

•      Enhanced market quality and value proposition for listed companies

•      Incremental value creation for both Archipelago shareholders and NYSE seatholders

•      Revenue growth opportunities

•      Minimum expense savings of $100 million in 2005/06E and an incremental $100 million in 2007

•      Independent SRO ensures integrity of market

•      A more innovative, nimble and efficient NYSE benefits the U.S. and global economy

More Products, More Choices for Investors

Best Features of Auction Market	Electronic Trading Functionality

•      Archipelago platform for new products

•      NYSE to maintain floor auction and roll out hybrid market

•      NYSE SRO to remain independent within a non-public, not-for-profit entity

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New NYSE will be a Global Competitor

2004 Net Revenues(1) ($ in millions)

[CHART]

Market Cap(2)	$8,711	$4,275	$879	$2,191	$807	$1,685

(1)       Revenues include interest income, net of liquidity payments.

(2)       Fully diluted market cap. As of 19-Apr-2004.

(3)       No adjustments for transaction effects.

Diversified Revenue Mix

2004

NYSE	Archipelago	Pro-Forma

[CHART]	[CHART]	[CHART]

$1,076mm	$343mm	$1,419mm

Note:  Revenues include interest income, Archipelago revenues net of liquidity payments.

Revenue Opportunities

NYSE Arca

•      Enhanced listing platform

•      New venue for smaller cap firms

•      Expanded opportunities for international listings

•      Roll out of new products

•      Derivatives

•      ETFs

•      Bonds

•      New market data offerings

•      Cross market aggregation

•      More powerful and flexible tools in ArcaVision

•      Expanded market hours in core business

•      Increases overlap with European and Asian markets

Financial Impact

2004 Financial Performance

($ in millions)

	NYSE	Archipelago	Pro-forma(1)
Net Revenues(2)	$1,076	$343	$1,419

Expenses(3)	1,039	138	1,177

Operating Income	37	76	113

Operating Margin	3.4%	22.1%	8.0%

Net Income(4)	$25	$46	$70

Employees(5)	1,577	234	1,811

Revenue per Employee ($ in 000)	$682	$1,468	$784

ROAE(6)	2.5%	12.0%	5.2%

(1)       No adjustments for transaction effects.

(2)       Revenues include interest income. Archipelago’s revenue net of liquidity payments.

(3)       Archipelago’s expenses exclude routing charges, clearance, brokerage and other transaction expenses.

(4)       Archipelago’s net income excludes dividend on convertible preferred shares, effective tax rate from Q4 of 39.8% applied to full year.

(5)       Total employees as of 31-Dec-2004, NYSE includes SRO and excludes SIAC.

(6)       ROAE calculated excludes AOCI.

Q1 2005 Financial Performance

($ in millions)

	NYSE(1)	Archipelago	Pro-forma(2)
Net Revenues(3)	$264	$83	$346

Expenses(4)	246	34	280

Operating Income	18	22	40

Operating Margin	6.9%	26.6%	11.6%

Net Income	$11	$13	$24

Employees(5)	1,572	241	1,813

Revenue per Employee ($ in 000)(6)	$672	$1,378	$763

ROAE(6)	4.5%	11.3%	6.7%

(1)       Excludes non-recurring revenues of $23.8 million.

(2)       No adjustments for transaction effects.

(3)       Revenues include interest income. Archipelago’s revenue net of liquidity payments.

(4)       Archipelago’s expenses exclude routing charges, clearance, brokerage and other transaction expenses.

(5)       Total employees as of 31-Mar-2005, NYSE includes SRO and excludes SIAC.

(6)       Annualized, ROAE calculated excludes AOCI.

Exchanges by Operating Margin

2004 Operating Margin(1)

[CHART]

(1)       Operating margin defined as operating income divided by total revenues net of liquidity payments.

Cost Savings Opportunity

Minimum Targets

($ in millions)

		Incremental
	2005E/06E	2007E
Expense Savings(1) (pre-tax)	$100	$100	+

•      Expense Reduction in

•      Headcount/Hiring Freeze

•      Marketing/Promotion

•      Other G&A

•      Systems/SIAC

•      Occupancy

(1)       Relative to 2005 budget.

Target Financial Metrics

Revenues

•      Transaction Revenue Growth

•      15% per year

Operating Margin

•      2006E:  Mid-teens

•      2007E:  Mid-twenties

Net Income

•      Net income growth above revenue growth due to

•      Expense savings

•      Operating leverage

Next Steps

•      Joint proxy documentation for members & shareholders

•      SEC and other approvals

•      Membership & shareholder votes

•      Demutualization and merger into new public company at closing

•      Closing expected Q4 2005 – Q1 2006

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